UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):       February 27, 2009
RTI International Metals, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Ohio

(State or Other Jurisdiction of Incorporation)

001-14437	52-2115953

(Commission File Number)	(IRS Employer Identification No.)

Westpointe Corporate Center One, 5th Floor 1550 Coraopolis Heights Road Pittsburgh, Pennsylvania	15108-2973

(Address of Principal Executive Offices)	(Zip Code)
(412) 893-0026

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.
a) Previous Independent Registered Public Accounting Firm.
On February 27, 2009, upon recommendation and approval of the Chairman of the Audit Committee of the Board of Directors of RTI International Metals, Inc. (the “RTI”), RMI Titanium Company (“RMI”), a wholly-owned subsidiary of RTI and the administrator under each of the RTI International Metals, Inc. Employee Savings and Investment Plan, the RMI Titanium Company Employee Savings and Investment Plan, and the RMI Titanium Company Bargaining Unit Employee Savings and Investment Plan (collectively, the “Plans”), dismissed Beard Miller Company LLP (“Beard Miller”) as the Plans’ independent registered public accounting firm. The reports of Beard Miller on the Plans’ financial statements for the fiscal years ended December 31, 2007 and 2006 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the recent fiscal years ending December 31, 2006 and December 31, 2007 and the subsequent period through February 27, 2009, there have been no (i) disagreements with Beard Miller on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Beard Miller’s satisfaction, would have caused Beard Miller to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided Beard Miller with a copy of the above disclosures and requested that Beard Miller furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Beard Miller’s letter, dated March, 2, 2009 is filed as Exhibit 16 to this Current Report on Form 8-K.
b) New Independent Registered Public Accounting Firm.
On February 27, 2009, upon recommendation and approval of the Chairman of the Audit Committee of the Board of Directors of RTI, RMI, as administrator of the Plans, engaged Ciuni & Panichi, Inc. (“Ciuni & Panichi”) as the independent registered accounting firm to audit the Plans’ financial statements, beginning on February 27, 2009. During the recent fiscal years ending December 31, 2006 and December 31, 2007, and the subsequent interim period prior to the engagement of Ciuni & Panichi, the Plans have not consulted Ciuni & Panichi regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Plans’ financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits. The following exhibits are being filed pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description
16	Letter of Beard Miller Company LLP, dated March 2, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RTI INTERNATIONAL METALS, INC.

Date: March 4, 2009	By:	/s/ William T. Hull

William T. Hull, Senior Vice President and Chief Financial Officer

Exhibit No.	Description
16	Letter of Beard Miller Company LLP, dated March 2, 2009